UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2018

Welltower Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8923	34-1096634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Dorr Street, Toledo, Ohio		43615
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (419) 247-2800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On August 16, 2018, Welltower Inc. (the “Company”) issued $600,000,000 aggregate principal amount of the Company’s 3.950% Notes due 2023 (the “2023 Notes”), $500,000,000 aggregate principal amount of the Company’s 4.950% Notes due 2048 (the “2048 Notes”) and $200,000,000 aggregate principal amount of the Company’s 4.250% Notes due 2028 (the “2028 Notes” and, together with the 2023 Notes and the 2048 Notes, the “Notes”) pursuant to an automatic shelf registration statement of the Company on Form S-3 (File No. 333-225004) filed with the Securities and Exchange Commission on May 17, 2018 (the “Registration Statement”). The 2028 Notes are a further issuance of, are fungible with, are consolidated and form a single series with, the $550,000,000 aggregate principal amount of our 4.250% notes due 2028 that the Company issued on April 10, 2018. The Notes were sold pursuant to an Underwriting Agreement, dated as of August 9, 2018, between the Company and Barclays Capital Inc., Citigroup Global Markets Inc. and MUFG Securities Americas Inc., as representatives of the several underwriters.

The Notes were issued under an Indenture between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), dated as of March 15, 2010, a form of which was filed with the Registration Statement (the “Indenture”), as supplemented by Supplemental Indenture No. 13 between the Company and the Trustee, dated as of April 10, 2018 (“Supplemental Indenture No. 13”), and as further supplemented by Supplemental Indenture No. 14 between the Company and the Trustee, dated as of August 16, 2018 (“Supplemental Indenture No. 14”). The 2023 Notes bear interest at a rate of 3.950% per year, payable semiannually in arrears on March 1 and September 1 of each year, commencing March 1, 2019. The 2023 Notes mature on September 1, 2023. The 2048 Notes bear interest at a rate of 4.950% per year, payable semiannually in arrears on March 1 and September 1 of each year, commencing March 1, 2019. The 2048 Notes mature on September 1, 2048. The 2028 Notes bear interest at a rate of 4.250% per year, payable semiannually in arrears on April 15 and October 15 of each year, commencing October 15, 2018. The 2028 Notes mature on April 15, 2028.

The foregoing description of the Indenture, Supplemental Indenture No. 13, Supplemental Indenture No. 14 and the Notes is qualified in its entirety by reference to the Indenture, Supplemental Indenture No. 13, Supplemental Indenture No. 14, the form of global note due 2023, the form of global note due 2048 and the form of global note due 2028, filed herewith as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5 and 4.6, respectively, and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement, dated as of August 9, 2018, between Welltower Inc. and Barclays Capital Inc., Citigroup Global Markets Inc. and MUFG Securities Americas Inc. as representatives of the several underwriters.

4.1	Indenture, dated as of March 15, 2010, between the Company and the Trustee (filed with the Securities and Exchange Commission as Exhibit 4.1 to the Company’s Form 8-K filed March 15, 2010, and incorporated herein by reference thereto).

4.2	Supplemental Indenture No. 13, dated as of April 10, 2018 between the Company and the Trustee (filed with the Securities and Exchange Commission as Exhibit 4.2 to the Company’s Form 8-K filed April 10, 2018, and incorporated herein by reference thereto).

4.3	Supplemental Indenture No. 14, dated as of August 16, 2018 between the Company and the Trustee.

4.4	Form of Global Note due 2023 (included in Exhibit 4.3 hereto).

4.5	Form of Global Note due 2048 (included in Exhibit 4.3 hereto).

4.6	Form of Global Note due 2028 (filed with the Securities and Exchange Commission as Exhibit 4.2 to the Company’s Form 8-K filed April 10, 2018, and incorporated herein by reference thereto).

5	Opinion of Gibson, Dunn & Crutcher LLP.

8	Tax Opinion of Arnold & Porter Kaye Scholer LLP.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5 hereto).

23.2	Consent of Arnold & Porter Kaye Scholer LLP (included in Exhibit 8 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLTOWER INC.

By:	/s/ Matthew McQueen
Name:	Matthew McQueen
Title:	Senior Vice President – General
Counsel & Corporate Secretary

Dated: August 16, 2018

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